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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                           reported): March 30, 2007

                  CWHEQ Home Equity Loan Trust, Series 2007-S2
                  --------------------------------------------
                       (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-22

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                    Delaware                            87-0698310
                    --------                            ----------
         (State or Other Jurisdiction of        (I.R.S. Employer Identification
                 Incorporation) No.)


                 4500 Park Granada
                Calabasas, California                     91302
                ---------------------                    -------
          (Address of Principal Executive               (Zip Code)
              Offices of the Depositor)

      The depositor's telephone number, including area code (818) 225-3000
                                                            --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8   -   Other Events

Item 8.01       Other Events.
                ------------

      On March 30, 2007, Countrywide Home Loans, Inc. ("CHL") entered into a Corridor Contract Administration Agreement (the "Corridor Contract Administration Agreement"), dated as of March 30, 3007, by and among CHL and The Bank of New York, as Corridor Contract Administrator (in such capacity, the "Corridor Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Corridor Contract Administration Agreement is annexed hereto as Exhibit 99.1.

      On March 30, 2007, MBIA Insurance Company issued a financial guaranty insurance policy for the Class A-1, Class A-2, Class A-3, Class A-4-F, Class A-4-V, Class A-5-F, Class A-5-V, and Class A-6 Certificates (the "Certificate Insurance Policy"). The Certificate Insurance Policy is annexed hereto as
Exhibit 99.2.

      On March 30, 2007, CHL entered into an Assignment Agreement (the "Corridor Contract Assignment Agreement"), dated as of March 30, 3007, by and among CHL, The Bank of New York, as Corridor Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates, Series 2007-S2 and Bear Stearns Financial Products Inc., as remaining party (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Corridor Contract (as defined below) to the Corridor Contract Administrator. The Corridor Contract Assignment Agreement is annexed hereto as Exhibit 99.3.

      On March 30, 2007, CHL entered into an interest rate Corridor Contract (the "Corridor Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Confirmation"). The Confirmation is annexed hereto as Exhibit I to the Corridor Contract Assignment Agreement.

      On January 30, 2006, the CWHEQ, Inc. (the "Company") entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of January 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Bear Stearns Financial Products Inc., as counterparty. The Item 1115 Agreement is annexed hereto as Annex A to the Corridor Contract Assignment Agreement.

      On March 30, 2007, the Company entered into a Pooling and Servicing Agreement dated as of February 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, CHL, as a seller, Park Granada LLC, as a seller, ("Park Granada") Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed



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

Certificates, Series 2007-S2. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.4.

      On March 30, 2007, Old Republic Insurance Company issued a credit insurance policy (the "Credit Insurance Policy"). The Credit Insurance Policy is annexed hereto as Exhibit 99.5.

      On March 30, 2007, CHL entered into an Assignment Agreement (the "Swap Contract Assignment Agreement"), dated as of March 30, 2007, by and among CHL, The Bank of New York, as Swap Contract Administrator for CWHEQ, Inc. Home Equity Loan Asset-Backed Certificates, Series 2007-S2 and Bear Stearns Capital Markets Inc., as remaining party (the "Counterparty"), pursuant to which CHL assigned all of its rights and delegated all of its duties and obligations under the Swap Contract (as defined below) to the Swap Contract Administrator. The Swap Contract Assignment Agreement is annexed hereto as Exhibit 99.6.

      On March 30, 2007, CHL entered into an Interest Rate Swap Contract (the "Swap Contract"), as evidenced by a Confirmation between CHL and the Counterparty ("Swap Confirmation"). The Confirmation is annexed hereto as
Exhibit I to the Swap Contract Assignment Agreement.

      On March 30, 2007, CHL entered into an ISDA Credit Support Annex (Bilateral Form-ISDA Agreement Subject to New York Law only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof set forth in Annex A to the Swap Confirmation.

      On March 30, 2006, the CWHEQ, Inc. (the "Company") entered into an Item 1115 Agreement (the "Item 1115 Agreement"), dated as of March 30, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWMBS, Inc. ("CWMBS"), CWABS, Inc. ("CWABS") and Bear Stearns Capital Markets Inc., as counterparty. The Item 1115 Agreement is annexed hereto as Annex A to the Swap Confirmation.

      On March 30, 2007, Countrywide Home Loans, Inc. ("CHL") entered into a Swap Contract Administration Agreement (the "Swap Contract Administration Agreement"), dated as of March 30, 2007, by and among CHL and The Bank of New York, as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and as Trustee, under the Pooling and Servicing Agreement. The Swap Contract Administration Agreement is annexed hereto as Exhibit 99.7.

----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated March 29, 2007 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2007-S2.



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

Section 9     Financial Statements and Exhibits
---------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

      (a)     Financial statements of business acquired.
              -----------------------------------------

              Not applicable.

      (b)     Pro forma financial information.
              -------------------------------

              Not applicable.

      (c)     Exhibits.
              --------

      99.1    Corridor Contract Administration Agreement.

      99.2    Certificate Insurance Policy.

      99.3    Corridor Contract Assignment Agreement.

              I.   Confirmation.

              II.  Annex A: Item 1115 Agreement.

      99.4    Pooling and Servicing Agreement.

      99.5    Credit Insurance Policy

      99.6    Swap Contract Assignment Agreement.

              I.   Confirmation.

                   Annex A:  Credit Support Annex.

                   Annex B: Item 1115 Agreement.

      99.7    Swap Contract Administration Agreement.



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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWHEQ, INC.



                                            By: /s/ Darren Bigby
                                                ----------------
                                            Name:   Darren Bigby
                                            Title:  Executive Vice President



Dated: April 16, 2007



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

                                 Exhibit Index

Exhibit

99.1         Corridor Contract Administration Agreement
99.2         Certificate Insurance Policy
99.3         Corridor Contract Assignment Agreement
             I.       Confirmation
             II.      Annex A:  Item 1115 Agreement
99.4         Pooling and Servicing Agreement
99.5         Credit Insurance Policy
99.6         Swap Contract Assignment Agreement
             I.       Confirmation
                      Annex A:  Credit Support Annex
                      Annex B:  Item 1115 Agreement
99.7         Swap Contract Administration Agreement



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